                                                                  EXHIBIT 99.1
                                                       [LITTELFUSE LETTERHEAD]


{NEWS RELEASE GRAPHIC]


CONTACT:  PHIL FRANKLIN,
VICE PRESIDENT, TREASURER & CFO   (847) 391-0566


                    LITTELFUSE REPORTS SECOND QUARTER RESULTS

           DES PLAINES, ILLINOIS, JULY 23, 2003 - Littelfuse, Inc. (NASDAQ/NMS:LFUS) today reported sales and earnings for the second quarter of 2003.
           Sales for the second quarter of 2003 were $72.8 million, a 2% decrease from sales of $73.9 million in the second quarter of 2002. Diluted earnings per share were $0.18 in the second quarter of 2003, compared with $0.18 in the prior year period.
           Sales for the first six months of 2003 were $142.8 million, up 3% compared to the prior year period. Diluted earnings per share through six months of 2003 were $0.32 compared to $0.15 for the prior year period, which included $0.11 of restructuring charges.
           "The second quarter sales decline compared to the year-ago quarter reflected reduced automotive vehicle build rates and a weaker electrical market. On the positive side, we have started to see some improvement in our electronic markets," said Howard B. Witt, Chairman, President and Chief Executive Officer.
           Sales by region for the second quarter of 2003 compared to the prior year period were as follows: North America down 9%, Europe up 22% and Asia down 1%. For the first six months of 2003 compared to the prior year period, sales were as follows: North America down 4%, Europe up 16% and Asia up 8%. On a constant currency basis and excluding the Semitron acquisition, sales for the first six months compared to the prior year period were as follows: North America down 5%, Europe down 16% and Asia up 3%.
           For the second quarter of 2003, electronic sales increased 3%, automotive sales decreased 6% and electrical sales decreased 7% as compared to the prior year. For the first six months of 2003, electronic sales increased 7%, automotive sales decreased 2% and electrical sales decreased 1% as compared to the prior year. On a constant currency basis

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Page 2

and excluding the Semitron acquisition, overall sales through six months of 2003 decreased 5%, with electronics down 3%, automotive down 8% and electrical down 1%.
           "Our operating margin for the second quarter improved sequentially by 120 basis points to 8.7%, as we continue to execute on our cost reduction programs," said Phil Franklin, Vice President, Treasurer and Chief Financial Officer. "Cash from operating activities increased to $8.0 million in the second quarter compared to $0.6 million in the first quarter of this year, primarily reflecting improved working capital performance," added Franklin.
           "As we announced two weeks ago, the recently-completed acquisition of Teccor enhances our position as the world leader in circuit protection," said Witt. "This is a highly strategic acquisition for Littelfuse, and while it will negatively impact earnings in the short-term, we are confident that it will contribute to increased shareholder value in the future."
            Littelfuse will host a conference call today, Wednesday, July 23, 2003, at 11:00 a.m. Eastern/10:00 a.m. Central time to discuss the second quarter results. The call will be broadcast live over the Internet and can be accessed through the company's Web site: www.littelfuse.com. Listeners should go to the Web site at least 15 minutes prior to the call to download and install any necessary audio software. The call will be available for replay through July 30, 2003, and can be accessed through the Web site listed above.
            Littelfuse is a global company offering the broadest line of circuit protection products in the industry. In addition to its Des Plaines world headquarters, Littelfuse has manufacturing facilities in England, Ireland, Switzerland, Mexico, China and the Philippines, as well as in Des Plaines and Arcola, Illinois and Irving, Texas. It also has sales, engineering and distribution facilities in the Netherlands, Singapore, Hong Kong, Taiwan, Japan, Korea and Brazil.
            For more information, please visit Littelfuse's web site at www.littelfuse.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995.
Any forward looking statements contained herein involve risks and uncertainties, including, but not limited to, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product development and patent protection, commercialization and technological difficulties, capacity and supply constraints or difficulties, exchange rate fluctuations, actual purchases under agreements, the effect of the company's accounting policies, labor disputes, restructuring costs in excess of expectations and other risks which may be detailed in the company's Securities and Exchange Commission filings.



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Page 3
                                LITTELFUSE, INC.
                          SALES BY MARKET AND GEOGRAPHY
                              (Dollars in millions)


                                                 SECOND QUARTER                                YEAR-TO-DATE
                                    -----------------------------------------    -----------------------------------------
                                      2003           2002       % CHANGE                2003           2002      % CHANGE
                                      ----           ----       --------                ----           ----      --------
MARKET
------
Electronics                         $   39.8     $   38.8            3%            $    76.9      $    72.0           7%
Automotive                              24.6         26.1           -6%                 49.3           50.2          -2%
Electrical                               8.4          9.0           -7%                 16.6           16.8          -1%
                                    ---------     --------     ---------           ----------     ----------     -------

         TOTAL                      $   72.8     $   73.9           -2%            $   142.8      $   139.0           3%
                                    =========    =========     =========           ==========     ==========     =======



                                                 SECOND QUARTER                                  YEAR-TO-DATE
                                      ---------------------------------------  -------------------------------------------
                                        2003         2002       % CHANGE            2003            2002         % CHANGE
                                        ----         ----       --------            ----            ----         --------
GEOGRAPHY
Americas                             $  36.2       $ 39.9           -9%         $     70.9        $    74.2          -4%
Europe                                  15.1         12.3           22%               28.4             24.6          16%
Asia Pacific                            21.5         21.7           -1%               43.5             40.2           8%
                                    --------     --------     ---------         ----------        ----------     -------

         TOTAL                      $   72.8       $ 73.9          -2%          $    142.8        $   139.0           3%
                                    ========     ==========   ========          ==========       ===========     =======





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                                LITTELFUSE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (in thousands, except per share data, unaudited)




                                                     For the Three Months Ended            For the Six Months Ended
                                                   -------------------------------       ------------------------------
                                                       JUNE 28,          June 29,           JUNE 28,          June 29,
                                                       --------          --------           --------          --------
                                                         2003              2002               2003              2002
                                                         ----              ----               ----              ----


Net sales.........................................  $     72,790      $     73,900       $    142,752     $    139,029
Cost of sales.....................................        48,915            49,623             95,800           94,727
                                                    ------------      ------------       ------------     ------------
Gross profit......................................        23,875            24,277             46,952           44,302
Selling, general and administrative
    expenses......................................        15,500            15,073             31,222           29,983
Research and development expenses.................         1,861             2,145              3,794            4,166
Amortization of intangibles.......................           191               192                383              384
Restructuring expense.............................             -                 -                  -            3,744
                                                    ------------      ------------       ------------     ------------
Operating income..................................         6,323             6,867             11,553            6,025
Interest expense..................................           514               727              1,050            1,442
Other income......................................          (209)             (150)              (551)            (750)
                                                    -------------     -------------      -------------    -------------
Income before income taxes........................         6,018             6,290             11,054            5,333

Income taxes......................................         2,167             2,265              3,979            1,920
Net income........................................  $      3,851      $      4,025       $      7,075     $      3,413
                                                    ============      ============       ============     ============
Net income per share:
    Basic.........................................  $       0.18      $      0.18        $      0.32      $       0.16
                                                    ============      ===========        ===========      ============
    Diluted.......................................  $       0.18      $      0.18        $      0.32      $       0.15
                                                    ============      ===========        ===========      ============

Weighted average shares and equivalent shares outstanding:
    Basic.........................................        21,789            21,915             21,780           21,902
                                                    ============      ============       ============     ============
    Diluted ......................................        21,856            22,062             21,838           22,059
                                                    ============      ============       ============     ============



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Page 5

                                LITTELFUSE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands, unaudited)




                                                                     JUNE 28, 2003               December 28, 2002
                                                                     -------------               -----------------
ASSETS:
Cash and cash equivalents......................................      $       42,279              $          27,750
Short-term investments.........................................                   0                          8,806
Receivables....................................................              43,432                         40,810
Inventories....................................................              47,758                         44,533
Other current assets...........................................              17,376                         15,146
                                                                     --------------              -----------------

Total current assets...........................................             150,845                        137,045

Property, plant, and equipment, net............................              75,759                         81,122
Reorganization value, net......................................              27,665                         27,665
Other intangible assets, net...................................              27,910                         28,291
Other assets...................................................               3,492                          3,355
                                                                     --------------              -----------------

                                                                     $      285,671              $         277,478
                                                                     ==============              =================

LIABILITIES AND SHAREHOLDERS' EQUITY:

Current liabilities excluding current portion
    of long-term debt..........................................      $       39,407              $          41,308
Current portion of long-term debt..............................              17,599                         18,994
                                                                     --------------              -----------------
Total current liabilities......................................              57,006                         60,302
Long-term debt.................................................              20,222                         20,252
Deferred liabilities...........................................               1,610                          1,713
Accrued post-retirement benefits...............................              10,392                          9,027
Other long-term liabilities....................................                 497                            473
Shareholders' equity...........................................             195,944                        185,711
                                                                     --------------              -----------------
    Shares issued and outstanding
    at June 28, 2003: 21,797,618...............................      $      285,671              $         277,478
                                                                     ==============              =================




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Page 6

                                LITTELFUSE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands, unaudited)


                                                    For the Three Months Ended           For the Six Months Ended
                                                    ----------------------------         --------------------------
                                                      JUNE 28,          June 29,             JUNE 28,      JUNE 29,
                                                      --------          --------            ---------      --------
                                                        2003              2002                 2003          2002
                                                        ----              ----                 ----          ----

Operating activities:
Net income........................................  $      3,851      $      4,025       $      7,075     $      3,413
Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation..................................         4,292             4,302              8,634            8,623
    Amortization..................................           191               192                383              384
Changes in operating assets and liabilities:
    Accounts receivable...........................           533              (230)            (1,802)          (4,886)
    Inventories...................................          (224)            1,145             (2,721)           2,341
    Accounts payable and accrued
       expenses...................................        (1,168)            1,846               (614)           4,653
     Other, net...................................           500               461             (2,374)            (427)
Net cash provided by operating                      ------------      ------------       -------------    -------------
    activities....................................         7,975            11,741              8,581           14,101
Cash used in investing activities:
Purchases of property, plant, and equipment.......        (2,162)           (1,592)            (4,789)          (3,399)
Sale of property, plant & equipment...............             -                 -              2,213                -
Sale (purchase) of marketable securities, net.....        10,403           (11,944)             8,806          (11,944)
                                                    ------------      -------------      ------------     -------------
Net cash used in investing activities.............         8,241           (13,536)             6,230          (15,343)

Cash provided by (used in) financing
   activities:
   Proceeds from long-term debt.................               3                 -                  -                -
   Payments of long-term debt...................               -              (124)            (1,441)          (1,728)
   Proceeds from exercise of stock options
      and warrants..............................             317                583               952            1,271
                                                    ------------      -------------      ------------     -------------
Net cash provided by (used in) financing
    activities...................................            320                459              (489)            (457)
Effect of exchange rate changes on cash ..........           229              (935)               207           (1,002)
                                                    ------------      -------------      ------------     -------------
Increase/(decrease) in cash and cash
    equivalents...................................        16,765            (2,271)            14,529           (2,701)
Cash and cash equivalents at beginning
   of period......................................        25,514            34,097             27,750           34,527
                                                    ------------      -------------      ------------     ------------
Cash and cash equivalents at end of
   period........................................   $     42,279      $     31,826       $     42,279     $     31,826
                                                    ============      ============       ============     ============






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